CALAMOS® FAMILY OF FUNDS

Supplement dated April 15, 2019 to the

Calamos Timpani Small Cap Growth Fund Prospectus dated April 15, 2019

Effective immediately, the following sentence is added to the cover page of the prospectus:

Shares of the Calamos Timpani Small Cap Growth Fund are not currently available for purchase.

Please retain this supplement for future reference

SCGSUP 04/19